UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 2.1
Exhibit 2.2
Exhibit 10.1
Exhibit 10.2

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On April 24, 2006, JDA Software Group, Inc., a Delaware corporation (“JDA”), filed a current report on Form 8-K that it had entered into (a) a definitive Agreement and Plan of Merger (the “Merger Agreement”) to acquire Manugistics Group, Inc., a Delaware corporation (“Manugistics”), (b) a Voting Agreement with the directors and certain executive officers of Manugistics and with certain significant stockholders of Manugistics, pursuant to which such signatories have agreed to vote in favor of the Merger Agreement and against any other proposal or offer to acquire Manugistics, (c) a Preferred Stock Purchase Agreement providing for the issuance of preferred stock of JDA (the “Preferred Stock Purchase Agreement”) to funds affiliated with Thoma Cressey Equity Partners (“Thoma Cressey”), and (d) a Registration Rights Agreement, under which JDA has agreed to file a registration statement covering the resale of the shares of common stock underlying the preferred stock to be issued in connection with the Preferred Stock Purchase Agreement. This Amendment No. 1 to that Form 8-K is being filed to provide a copy of the Merger Agreement which is attached as Exhibit 2.1 hereto, the Voting Agreement, which is attached as Exhibit 2.2 hereto, the Preferred Stock Purchase Agreement which is attached as Exhibit 10.1 hereto, and the Registration Rights Agreement which is attached as Exhibit 10.2 hereto.
     The Merger Agreement and Preferred Stock Purchase Agreement have been included to provide security holders with information regarding their terms. The Merger Agreement is not intended to provide any other factual information about JDA or Manugistics, nor is the Preferred Stock Purchase Agreement intended to provide any other factual information about JDA. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other, and the Preferred Stock Purchase Agreement contains representations and warranties which JDA made for the benefit of Thoma Cressey. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules to those agreements that were exchanged between the parties in connection with the signing of those agreements. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and Preferred Stock Purchase Agreement, respectively, and are modified in important part by the underlying disclosure schedules.
Information Not “Filed”
     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between JDA Software Group, Inc., Stanley Acquisition Corp. and Manugistics Group, Inc. dated April 24, 2006.*

2.2	Voting Agreement by and among JDA Software Group, Inc., Manugistics Group, Inc. and other parties signatory thereto dated as of April 24, 2006.

10.1	Preferred Stock Purchase Agreement by and among JDA Software Group, Inc. and Funds Affiliated with Thoma Cressey Equity Partners Inc. dated as of April 23, 2006.*

10.2	Registration Rights Agreement Between JDA Software Group, Inc. and Funds Affiliated with Thoma Cressey Equity Partners Inc. dated as of April 23, 2006.

99.1	Joint press release dated April 24, 2006 (JDA Software to Acquire Manugistics Group, Inc.) (incorporated by reference to Exhibit No. 99.1 filed with JDA Software Group, Inc.’s Current Report on Form 8-K, filed on April 24, 2006).
* Certain schedules have been omitted and JDA agrees to furnish supplementally to the Commission a copy of any omitted schedules upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: April 27, 2006	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between JDA Software Group, Inc., Stanley Acquisition Corp. and Manugistics Group, Inc. dated April 24, 2006.*

2.2	Voting Agreement by and among JDA Software Group, Inc., Manugistics Group, Inc. and other parties signatory thereto dated as of April 24, 2006.

10.1	Preferred Stock Purchase Agreement by and among JDA Software Group, Inc. and Funds Affiliated with Thoma Cressey Equity Partners Inc. dated as of April 23, 2006.*

10.2	Registration Rights Agreement Between JDA Software Group, Inc. and Funds Affiliated with Thoma Cressey Equity Partners Inc. dated as of April 23, 2006.

99.1	Joint press release dated April 24, 2006 (JDA Software to Acquire Manugistics Group, Inc.) (incorporated by reference to Exhibit No. 99.1 filed with JDA Software Group, Inc.’s Current Report on Form 8-K, filed on April 24, 2006).
* Certain schedules have been omitted and JDA agrees to furnish supplementally to the Commission a copy of any omitted schedules upon request.